Exhibit 99.4

CORPORATE GOVERNANCE GUIDELINES

The Board of Directors (the “Board”) of Sonus Networks, Inc. (the “Company”) is responsible for overseeing the Company’s management and its performance.  The Board has established the following guidelines to assist in the fulfillment of its responsibilities to the Company and its stockholders.  The governance practices that are memorialized in these guidelines are intended to ensure that the Board has the necessary processes to review and evaluate the Company’s business operations as needed and to make decisions consistent with the interests of the Company’s stockholders.  The Corporate Governance Guidelines are subject to review periodically and are subject to future refinement, modification or changes from time to time as the Board may find necessary or advisable.

A.                                    Overview of the Board

1.                                      Role of the Board

The business and affairs of the Company shall be managed by or under the direction of the Board.  A director is expected to spend the time and effort necessary to properly discharge such director’s responsibilities, including regularly attending meetings of the Board and committees on which such director sits, and reviewing, prior to such meetings, the material distributed in advance for such meetings.

2.                                      Goals of the Board

The goals of the Board are generally to build long-term value for the Company’s stockholders and to assure the success of the Company for its stakeholders, including the Company’s stockholders, employees, customers, suppliers and the communities in which the Company operates.  To achieve these goals, the Board is charged with monitoring the performance of the Company and its officers as well as the Company’s programs and procedures to ensure compliance with law and the overall success of the Company.

B.                                    Board Composition

1.                                      Board Size

The Board should have a sufficient number of directors to reflect a diversity of perspectives, backgrounds and experiences, but not so many directors that the size of the Board hinders effective discussion or diminishes individual accountability.  The Board periodically reviews the appropriate size of the Board based on the Company’s circumstances and the availability of outstanding candidates.

2.                                      Selection of Board Nominees

The Board is responsible for nominating members for election to the Board and for filling vacancies on the Board that may occur between annual meetings of stockholders.  Board members are elected at each annual meeting of stockholders.  The Nominating and Corporate Governance Committee of the Board is responsible for identifying, screening and recommending candidates to the Board for election to the Board and to fill Board vacancies when they arise.  In evaluating the suitability of individual Board members, the Board considers many factors, including issues of experience, wisdom, integrity, independence, skills such as an understanding of the Company’s business environment, finance and marketing, and educational and professional background, all in the context of an assessment of the perceived needs of the Board at that time.  Nominees must be willing and able to devote adequate time and effort to Board responsibilities.

The Nominating and Corporate Governance Committee also considers nominees proposed by stockholders.  In considering candidates submitted by stockholders, the Nominating and Corporate Governance Committee will take into consideration the current make-up of the Board, what skills should be added (if any) and the qualifications of the candidate.  The Nominating and Corporate Governance Committee may establish procedures, from time to time, regarding stockholder submission of candidates.  The Nominating and Corporate Governance Committee will evaluate stockholder-recommended director candidates by following substantially the same process and applying substantially the same criteria as it follows for candidates submitted by others.

3.                                      Board Membership Criteria

The Board encourages the selection of directors who will contribute to the Company’s overall corporate goals of responsibility to its stockholders, customers and employees.  The Charter of the Nominating and Corporate Governance Committee, as may be amended from time to time, sets forth general criteria for nomination as a director.  The Nominating and Corporate Governance Committee reviews from time to time the appropriate skills and characteristics required of individual Board members to contribute to the success of the Company in today’s business environment.  The Company has no maximum time or age limitation for service on the Board.

4.                                      Board Composition — Independent Directors

The Board shall be comprised of a majority of directors who, in the business judgment of the Board, qualify as “independent directors” under the listing standards of the Nasdaq Stock Market (“Nasdaq”) and these Corporate Governance Guidelines.

Each director’s relationship with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company) shall be reviewed annually, and only those directors (i) who, in the opinion of the Board, have no relationship that would interfere with the exercise of independent judgment in carrying out each such director’s responsibilities and (ii) who otherwise meet the requirements of the applicable listing standards, shall be considered independent for purposes of Board and committee composition and other matters where independence is a relevant consideration.  In determining the independence of a director, the Board will be guided by the definitions of “independent director” in the listing standards of Nasdaq and applicable laws and regulations.  In the event that a director becomes aware of any change in circumstances that may result in such director no longer being considered independent under the listing standards of Nasdaq or under applicable law and regulations, such director shall promptly inform the Chairman of the Audit Committee.

C.                                    Independent Board Leadership

The Board shall have independent leadership.  The Board has determined that the Board leadership structure that is most appropriate at this time is a non-executive Chairman.  The duties of the non-executive Chairman, among others, are to:

•                  Convene and preside over Board meetings;

•                  Convene and preside over executive sessions or other meetings of the independent directors;

•                  Consult with the Chief Executive Officer as to agenda items and appropriate materials for Board and committee meetings;

•                  Coordinate with committee chairs in the development and recommendations relative to Board and committee meeting content and schedules; and

•                  Provide the Chief Executive Officer’s annual performance evaluation communicating the feedback from the Compensation Committee and the Board.

D.                                    Board Compensation

The Compensation Committee reviews, or may request management or outside consultants to review, appropriate compensation policies for the directors serving on the Board and its committees, and makes recommendations to the Board.  This review may consider board compensation practices at other comparable companies, contributions to Board functions, service as committee chairs and other appropriate factors.  Directors are eligible to receive stock option grants and/or restricted stock awards at the Board’s discretion.

E.                                      Board Meetings

1.                                      Scheduling of Meetings

The Board ordinarily will schedule board meetings in advance at least once every quarter.  In addition to the regularly scheduled meetings, special meetings may be called from time to time as determined by the needs of the business.  The Board shall meet whenever a meeting is properly called in accordance with the Company’s Amended and Restated By-laws, as may be amended from time to time.

2.                                      Agenda and Materials

The non-executive Chairman has primary responsibility for establishing and arranging for the distribution of the agenda for each meeting.  Information and materials that are relevant to the Board’s understanding of the matters to be discussed at any meeting will be distributed in writing (where feasible) or electronically to all Board members in advance of the meeting to help facilitate the efficient use of time at meetings to deliberate and make decisions on key issues facing the Company.  Certain matters to be discussed at Board meetings may be extremely time-sensitive in which case it may not be possible to distribute materials in advance of the meeting.

3.                                      Access to Management and Outside Advisors

The Board shall have access to the Company’s management and outside advisors who are advising the Company.  The members of the Board shall use their best judgment to ensure that any access they receive does not interfere with the operations of the Company.

4.                                      Access to Employees and Information

The Board shall have access to Company employees, independent auditors and all Company information to ensure that directors have the opportunity to gather all information necessary to fulfill their duties.  The Board and each of its committees, subject to their individual charters, shall have the right to retain independent outside financial, legal or other advisors to further their individual objectives and to enhance the performance of their duties.  The Company shall provide appropriate funding, as determined by the Board or the applicable committee, for the payment of compensation to any such advisors.  The Board may request the participation at Board meetings of employees who have the knowledge and expertise to assist the Board in fully understanding the matters being considered.

5.                                      Executive Sessions of Independent Directors

The independent directors of the Company meet separately at every regularly scheduled Board meeting with no management directors or management present to discuss such matters as the independent directors consider appropriate.  Executive sessions are convened and chaired by the non-executive Chairman or, if the non-executive Chairman is not available, by an independent director selected by the directors present at the executive session.

F.                                      Board Committees

1.                                      Committees

The Board has three standing committees — the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee — and one ad-hoc committee, the Corporate Development and Investment Committee.  The Board may establish new standing and ad hoc committees or disband existing Committees as it deems advisable, subject to applicable laws and regulations.

2.                                      Committee Members

The Board designates the members and chair of each of its committees upon the recommendation of the Nominating and Corporate Governance Committee, by matching the committee’s function, membership requirements and needs for expertise with individual skills and experience of the Board members.  The members of the Audit, Compensation and Nominating and Corporate Governance Committees consist solely of independent directors.  In determining the independence of a committee member, the Board will be guided by the definitions of “independence” in the listing standards of Nasdaq and applicable laws and regulations.

3.                                      Committee Functions and Responsibilities

Each committee will perform its duties as assigned by the Board, in compliance with such committee’s charter, if any, and in compliance with any legal, regulatory, accounting or governance rules or principles applicable to the committee’s function.  The following is a brief summary of the functions and responsibilities of each standing committee and the ad-hoc committee:

Audit Committee — The Audit Committee reviews the financial information that will be provided to stockholders and others, the systems of internal controls that management and the Board have established, the selection and performance of the Company’s independent auditors, the independence of the auditors from Company management, and the Company’s audit and financial reporting practices and procedures.

Compensation Committee - The Compensation Committee advises and assists management in developing the Company’s overall compensation strategy to assure that it promotes stockholder interests, supports the Company’s strategic and tactical objectives, and provides for appropriate rewards and incentives for the Company’s management and employees. In addition, the Compensation Committee determines the compensation of the Company’s Chief Executive Officer.  The Compensation Committee also makes recommendations for approval by the full Board of any compensation for members of the Board.

Nominating and Corporate Governance Committee — The Nominating and Corporate Governance Committee identifies and selects the individuals to be nominated by the Board for election as directors at the Company’s annual stockholder meetings and to fill Board vacancies that may arise from time to time.  The Nominating and Corporate Governance Committee also considers nominees proposed by stockholders.  In addition, the Nominating and Corporate Governance Committee is responsible for developing and recommending to the Board a set of corporate governance guidelines for the Company.  The Nominating and Corporate Governance Committee also oversees the evaluation of the Board, its committees and individual directors.

Corporate Development and Investment Committee — The Corporate Development and Investment Committee provides advice to the Board with respect to the Company’s minority investments, the issuance of debt securities of the Company, stock repurchase programs that may be adopted by the Board, uses of the Company’s cash and short-term investments, and tax planning.  The Corporate Development and Investment Committee, however, does not have authority to act on behalf of or bind the Company, unless directed by the Board.

4.                                      Committee Meetings and Agenda

Each Board committee is responsible for developing, together with the relevant Company managers, the committee’s general agenda and objectives and for setting the specific agenda for committee meetings.  The committee members determine the frequency and length of committee meetings consistent with each committee’s charter, if any.

G.                                    Responsibilities of Board Members

1.                                      Board Responsibilities.

The basic responsibility of each director is to exercise his or her business judgment and to act in what each director reasonably believes to be in the best interests of the Company and its stockholders.  The directors must also conduct themselves in accordance with their duties of care and loyalty, and keep confidential all non-public information they receive in connection with Board service.  The Board must ensure that the long-term interests of the Company’s stockholders are being served.  The Board is responsible for the oversight of the business and affairs of the Company, which requires it to, among other things, (i) select, evaluate and compensate management, (ii) determine the strategy and objectives of the Company, (iii) provide oversight of risk assessment and monitoring processes, and (iv) set expectations about the tone and ethical culture of the Company and monitor adherence to the Company’s standards and policies.

2.                                      Director Orientation and Continuing Education

The Company shall provide new directors with an orientation program to familiarize each such director with the Company’s overall business, strategies, plans, management structures and issues, compliance programs, and governance policies, among others.  The Nominating and Corporate Governance Committee considers continuing educational programs to ensure a consistent level of expertise in the performance of their duties.

3.                                      Management Succession Planning

The Company’s Chief Executive Officer shall review with the Board succession and management development plans for senior executive officers.  The Board may from time to time request that the Nominating and Corporate Governance and/or Compensation Committee undertake specific reviews concerning management succession planning.

4.                                      Financial Reporting, Legal Compliance and Ethical Conduct

The Company’s executive management retains the primary responsibility for preparing financial statements that accurately and fairly present the Company’s financial results and condition and for maintaining systems and procedures that promote compliance with legal and regulatory requirements and the ethical conduct of the Company’s business.  The Company’s conduct and ethics policies apply to all directors and employees, including executive management.  The Company’s directors and executive management must affirm annually in writing their compliance with the Company’s conduct and ethics policies.  The Board expects that Company management bring to its attention or to the attention of the Audit Committee any issues relating to financial reporting, legal compliance or ethical conduct.

Recommended by the Nominating and Corporate Governance Committee and approved by the Board of Directors of the Company on June 1, 2011.